Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Patrick E. Allen

Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Michael L. Bennett

Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Darryl B. Hazel

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Darryl B. Hazel

Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Singleton B. McAllister

Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ann K. Newhall

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Ann K. Newhall

Ann K. Newhall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Dean C. Oestreich

Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Perdue

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ David A. Perdue

David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Carol P. Sanders

Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint Patricia L. Kampling, Thomas L. Hanson, John E. Kratchmer, Robert J. Durian, and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2014.

/s/ Susan D. Whiting

Susan D. Whiting